UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934




                       Date of Report - November 29, 2004


                        DUALSTAR TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                 0-25552                  13-3776834
 State or other Jurisdiction     (Commission               (IRS Employer
       of Incorporation           File Number)         Identification Number)


         47-25 34th Street, Long Island City, New York         11101
         ---------------------------------------------      ----------
            (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (718) 784-2514


                  11-30 47th Avenue, Long Island City, NY 11101
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

     Announcement of Inability to Timely File Quarterly Report on Form 10-Q. Registrant is unable to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004. The report was due on November 22, 2004 following a previous request for an extension to the Securities and Exchange Commission. The Company needs additional time to complete its financial statement information. It is expected that the Quarterly Report will be filed by mid - December 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DUALSTAR TECHNOLOGIES CORPORATION
                                                (Registrant)



                                       By: /s/ Michael Giambra
                                       -----------------------
                                       MICHAEL GIAMBRA
                                       Vice President - Chief Accounting Officer

Dated: November 29, 2004